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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File numbers 333-07205, 333-07207, 333-07211, 333-07213,
333-52295, 333-82131, 333-95401, 333-38144, 333-38142, and 333-38140) of SS&C
Technologies, Inc. of our report dated February 8, 2001 relating to the consolidated financial statements which appears in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
---------------------------------------------------------

Hartford, Connecticut
March 29, 2001

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